SCHEDULE 14A

                               (RULE 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT
                         SCHEDULE 14(A) INFORMATION

        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
               EXCHANGE ACT OF 1934 (AMENDMENT NO. _________)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[X]  Soliciting Material Under Rule 14a-12

                                 GPU, INC.
                                 ---------
              (Name of Registrant as Specified in Its Charter)

          --------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies: N/A
     (2)  Aggregate number of securities to which transaction applies: N/A
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          N/A
     (4)  Proposed maximum aggregate value of transaction: N/A
     (5)  Total fee paid: N/A

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid: N/A
     (2)  Form, Schedule or Registration Statement No.: N/A
     (3)  Filing Party: N/A
     (4)  Date Filed: N/A

IMPORTANT LEGAL INFORMATION UNDER

THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This newsletter contains forward-looking statements within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward-looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of FirstEnergy Corp. and GPU, Inc. are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, risks and uncertainties set forth in FirstEnergy's and GPU's filings with the SEC, including risks and uncertainties relating to: failure to obtain expected synergies from the merger, delays in obtaining or adverse conditions contained in any required regulatory approvals, changes in laws or regulations, economic or weather conditions affecting future sales and margins, changes in markets for energy services, changing energy market prices, availability and pricing of fuel and other energy commodities, legislative and regulatory changes (including revised environmental and safety requirements), availability and cost of capital and other similar factors. Readers are referred to FirstEnergy's and GPU's most recent reports filed with the SEC.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed merger, FirstEnergy Corp. and GPU, Inc. will file a joint proxy statement/prospectus with the SEC. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when available) and other documents filed by FirstEnergy and GPU with the SEC at the SEC's Web site at http://www.sec.gov. Free copies of the joint proxy statement/prospectus, once available, and each company's other filings with the SEC may also be obtained from the respective companies. Free copies of FirstEnergy's filings may be obtained by directing a request to FirstEnergy Corp., Investor Services, 76 S. Main St., Akron, Ohio 44308-1890, Telephone:
1-800-736-3402. Free copies of GPU filings may be obtained by directing a request to GPU, Inc., 310 Madison Avenue, Morristown, N.J. 07962,
Telephone: 1-973-401-8204.

GPU, its directors (Theodore H. Black, Fred D. Hafer (Chairman; CEO and President), Thomas B. Hagen, Robert Pokelwaldt, John M. Pietruski, Catherine A. Rein, Bryan S. Townsend, Carlisle A.H. Trost, Kenneth L. Wolfe and Patricia K. Woolf), certain executive officers (Ira H. Jolles (Senior Vice President and General Counsel), Bruce L. Levy (Senior Vice President and CFO) and Carole B. Snyder (Executive Vice President Corporate Affairs)) and certain other employees (Jeff Dennard (Director of Corporate Communications), Joanne Barbieri (Manager of Investor Relations) and Ned Raynolds (Manager of Financial Communications)) may be deemed under rules of the SEC to be "participants in the solicitation" of proxies from the security holders of GPU in favor of the merger. GPU's directors, and executive officers beneficially own, in the aggregate, less than 1% of the outstanding shares of GPU common stock. Security holders of GPU may obtain additional information regarding the interests of "participants in the solicitation" by reading the joint proxy statement/prospectus relating to the merger when it becomes available.

MERGER QUESTIONS AND ANSWERS

     Here are some general questions about the pending merger between GPU, Inc. and FirstEnergy Corp. and its process. Additional questions will appear in future editions of Connect! as well as the Intranet and the Transition Update bulletin.

STRATEGY

o WITH GPU'S PAST TRACK RECORD IN THE FOREIGN MARKET, WILL FRED D. HAFER REALLY TRY TO PROMOTE FOREIGN INVESTMENTS? HE SAID FIRSTENERGY HAS NOT GONE THAT ROUTE.

     FirstEnergy supports GPU's continuing program to divest certain of its international holdings. What strategy FirstEnergy will follow in the future will be determined during the transition management process, or after the merger is completed.

o WHAT IS THE STRATEGY FOR THE NEW COMPANY? TO BE GENERATION AND TRANSMISSION AND DISTRIBUTION (T&D) OR PURELY T&D?

     The strategic vision for the combined companies is to be the premier retail energy and related services provider in a 13-state region in the northeast quadrant of the nation while offering substantial economic benefits that should grow both our top and bottom lines. This means that the new company will have generation, T&D, as well as other lines of business.

STRUCTURE

o    WILL GPU REMAIN AS AN ENTITY?

     Following the merger, GPU stock will be exchanged for FirstEnergy common stock (NYSE: FE). GPU subsidiaries will operate as subsidiaries of FirstEnergy. The GPU Energy name will be retained, and added to the name will be the tag line "A FirstEnergy Company."

o    ARE WE LOOKING AT PUTTING REGION PRESIDENTS IN PLACE LIKE FIRSTENERGY?

     GPU Energy's management structure will be impacted by the ongoing reorganization efforts under Mike Chesser's leadership and may also be impacted by the outcome of the transition management process.

o    ARE WE STILL GOING TO OPERATE AS A SEPARATE COMPANY?

     Until the merger is complete (upon closing), the two companies will operate independently.

o    WHAT WILL HAPPEN TO GPU INTERNATIONAL AND ADVANCED RESOURCES? WILL
     THEY BE SOLD?

     GPU expects to continue its previously announced divestiture program for certain of its international assets. With respect to Advanced Resources, the merger will enhance our ability to grow our current non-regulated business. Even so, it is anticipated that the ultimate structure of GPU Advanced Resources will likely be addressed in the transition management process since FirstEnergy also has a non-regulated energy services subsidiary.

o ON PAGE 5 OF THE FRED HAFER'S REMARKS TO EMPLOYEES DOCUMENT, WHO ARE THE "OTHER BUSINESS UNITS" THAT WILL CONTINUE TO OPERATE IN THEIR CURRENT LOCATIONS THROUGH THE MERGER COMPLETION?

     The other business units include all of GPU's subsidiary corporations including GPU Advanced Resources, GPU Telcom, GPU Nuclear, GPU
International, Foreign Operations, and MYR.

o WHAT IS ENVISIONED ABOUT THE CONSTRUCTION GROUPS AND TELCOM GROUPS? WILL THEY BE MERGED?

     The merger will enhance our ability to grow our current non-regulated business, including MYR and Telcom. Even so, as was described above for Advanced Resources, it is anticipated that the ultimate structure of the construction and telcom groups will be defined during the transition management process.

FUTURE MERGERS

o    WILL THERE BE OTHER MERGERS AFTER THIS ONE?

o    WILL THIS MERGER MAKE US BIG ENOUGH TO BUY SOMEBODY ELSE?

o    WILL WE BE ACQUISITION PROOF?

o    WILL THE MERGER ACTIVITY CONTINUE TO WHERE THERE ARE BUT A FEW MAJOR
     PLAYERS?

o WILL THERE BE MORE MERGERS, OR WILL THIS BE "IT" FOR A WHILE? WHERE DOES READING THINK WE WILL BE IN THE NEXT SIX MONTHS? IN EIGHTEEN MONTHS?

o    WILL WE BE GOING THROUGH THIS AGAIN IN FIVE YEARS?

     This merger will create one of the largest investor-owned electric systems based on customers served, but that does not mean that no additional mergers will occur in the future. With the rapidly consolidating utility industry, it is difficult to definitely predict if a company is merger or acquisition proof. We hope that our combination will create the mass and strength necessary for success in the utility market.

BRIEFLY

IN NEWSWEEK

A Sept. 11 Newsweek column by Jane Bryant Quinn on deregulation of the electricity industry and opportunities for consumers and investors mentioned "For dividends" some wires companies, including GPU. Such companies, she wrote, are adding value in other ways, including mergers, spinning off unregulated units or selling new services. The column also noted that GPU is being acquired by FirstEnergy. Quinn stated that "if, as seems likely, average prices rise in the years ahead, deregulation won't be to blame." She said that utilities, for various reasons, have not been building many new power plants although demand has increased.

NEXT WEEK

Next Monday's edition of Connect! will include a collage of photos from GPU Energy's participation in the International Lineman's Rodeo in Kansas City, Mo.

INSIGHT

"Always choose the way that seems the best, however rough it may be. Custom will render it easy and agreeable." - Pythagoras